                                                                    Exhibit 4(a)

================================================================================

                      THE CLEVELAND ELECTRIC ILLUMINATING
                                    COMPANY

                                       TO

                           THE CHASE MANHATTAN BANK,
                                  as Trustee.

                  (successor to Morgan Guaranty Trust Company
                                  of New York,
                  formerly Guaranty Trust Company of New York)

                                As Trustee under
                 The Cleveland Electric Illuminating Company's
                          Mortgage and Deed of Trust,
                               Dated July 1, 1940

                            ------------------------

                     SEVENTY-FOURTH SUPPLEMENTAL INDENTURE

                              DATED JUNE 15, 1997

                     FIRST MORTGAGE BONDS, SERIES DUE 2000
                     FIRST MORTGAGE BONDS, SERIES DUE 2004
                     FIRST MORTGAGE BONDS, SERIES DUE 2007

================================================================================

                                        i

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                     SEVENTY-FOURTH SUPPLEMENTAL INDENTURE

                              DATED JUNE 15, 1997

                               TABLE OF CONTENTS*

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PARTIES.....................................................      1

RECITALS:

  Indenture and Supplemental Indentures.....................      1

  First Mortgage Bonds outstanding..........................      1

  Authorization by Indenture of issue of additional Bonds...      2

  Pledge Bonds..............................................      2

  Purpose of Seventy-Fourth Supplemental Indenture..........      2

  Authorization of Seventy-Fourth Supplemental Indenture....      2

  Compliance with conditions to making of Seventy-Fourth
     Supplemental Indenture.................................      2

ARTICLE I -- CONFIRMATION OF 1940 MORTGAGE AND SUPPLEMENTAL
             INDENTURES.....................................      3

ARTICLE II -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
              AMOUNT AND FORM OF BONDS OF 2000 SERIES.......      4

     Section 1 -- Creation and designation of Bonds and
                  compliance with Indenture.................      4

     Section 2 -- Registered Bonds and denominations........      4

     Section 3 -- Date of Bonds, maturity date, interest
                  rate, accrual date, payment dates, Record
                  Date and place of payments................      4
     Section 4 -- Transfer and exchange of Bonds............      6

     Section 5 -- Redemption of Bonds.......................      6

     Section 6 -- Notice of redemption......................      6

     Section 7 -- Purchase, prepayment or payment of
                  principal of Notes deemed to be
                  corresponding payment of Bonds............      7

     Section 8 -- Redemption of Bonds in an "Event of
                  Default" under the Note Indenture.........      7

---------------

     *The Table of Contents, the page headings and the recording data are not part of the Seventy-Fourth Supplemental Indenture as executed.

                                       ii

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     Section 9 -- Payment of interest or premium on Notes
                  deemed to be corresponding payment on
                  Bonds.....................................      7

     Section 10 -- Surrender of Bonds purchased or otherwise
                   acquired.................................      8

     Section 11 -- Bonds deemed to be paid in full upon
                   surrendering Secured Notes for
                   cancellation under the Note Indenture....      8

     Section 12 -- Notation of payments on Bonds before
                   transfer.................................      8

     Section 13 -- Principal amount of Bonds which may be
                   authenticated and delivered..............      8

     Section 14 -- Form of Fully Registered Pledge Bonds....      8
                       Form of Trustee's Certificate of
                       Authentication.......................      9

ARTICLE III -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
               AMOUNT AND FORM OF BONDS OF 2004 SERIES......     15

     Section 1 -- Creation and designation of Bonds and
                  compliance with Indenture.................     15

     Section 2 -- Registered Bonds and denominations........     15

     Section 3 -- Date of Bonds, maturity date, interest
                  rate, accrual date, payment dates, Record
                  Date and place of payments................     15

     Section 4 -- Transfer and exchange of Bonds............     17

     Section 5 -- Redemption of Bonds.......................     17

     Section 6 -- Notice of redemption......................     18

     Section 7 -- Purchase, prepayment or payment of
                  principal of Notes deemed to be
                  corresponding payment of Bonds............     18

     Section 8 -- Redemption of Bonds in an "Event of
                  Default" under the Note Indenture.........     18

     Section 9 -- Payment of interest or premium on Notes
                  deemed to be corresponding payment on
                  Bonds.....................................     19

     Section 10 -- Surrender of Bonds purchased or otherwise
                   acquired.................................     19
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                                       iii

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     Section 11 -- Surrender of Bonds in the event of
                   payment in full or partial payment
                   thereof and issuance of new Bonds for the
                   unpaid balance...........................     19

     Section 12 -- Notation of payments on Bonds before
                   transfer.................................     19

     Section 13 -- Principal amount of Bonds which may be
                   authenticated and delivered..............     20

     Section 14 -- Form of Fully Registered Pledge Bonds....     20
                       Form of Trustee's Certificate of
                       Authentication.......................     20

ARTICLE IV -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
              AMOUNT AND FORM OF BONDS OF 2007 SERIES.......     25

     Section 1 -- Creation and designation of Bonds and
                  compliance with Indenture.................     25

     Section 2 -- Registered Bonds and denominations........     26

     Section 3 -- Date of Bonds, maturity date, interest
                  rate, accrual date, payment dates, Record
                  Date and place of payments................     26

     Section 4 -- Transfer and exchange of Bonds............     27

     Section 5 -- Redemption of Bonds.......................     28

     Section 6 -- Notice of redemption......................     28

     Section 7 -- Purchase, prepayment or payment of
                  principal of Notes deemed to be
                  corresponding payment of Bonds............     28

     Section 8 -- Redemption of Bonds in an "Event of
                  Default" under the Note Indenture.........     29

     Section 9 -- Payment of interest or premium on Notes
                  deemed to be corresponding payment on
                  Bonds.....................................     29

     Section 10 -- Surrender of Bonds purchased or otherwise
                   acquired.................................     29

     Section 11 -- Surrender of Bonds in the event of
                   payment in full or partial payment
                   thereof and issuance of new Bonds for the
                   unpaid balance...........................     30

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                                       iv

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     Section 12 -- Notation of payments on Bonds before
                   transfer.................................     30

     Section 13 -- Principal amount of Bonds which may be
                   authenticated and delivered..............     30

     Section 14 -- Form of Fully Registered Pledge Bonds....     30
                      Form of Trustee's Certificate of
                      Authentication........................     30

ARTICLE V -- THE TRUSTEE....................................     37

     Section 1 -- Acceptance by Trustee.....................     37

     Section 2 -- Responsibility of Trustee.................     37

     Section 3 -- Reliance by Trustee upon certain demands,
                  certificates and opinions.................     37

     Section 4 -- Records kept and indemnity given by agency
                  of the Company............................     37

     Section 5 -- Certain advices to the Company............     38

     Section 6 -- Certificates regarding interest rates.....     38

ARTICLE VI -- MISCELLANEOUS PROVISIONS......................     39

EXECUTION...................................................     39

COMPANY'S ACKNOWLEDGMENT....................................    S-1

TRUSTEE'S ACKNOWLEDGMENT....................................    S-2

RECORDING AND FILING DATA...................................    R-1

     SEVENTY-FOURTH SUPPLEMENTAL INDENTURE, dated June 15, 1997, made by and between THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), and THE CHASE MANHATTAN BANK, successor by merger to The Chase Manhattan Bank (National Association), which in turn was successor to Morgan Guaranty Trust Company of New York, formerly Guaranty Trust Company of New York), a corporation organized and existing under the laws of the State of New York (the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated July 1, 1940, hereinafter mentioned:

                                    RECITALS

     In order to secure First Mortgage Bonds of the Company ("Bonds"), the Company has heretofore executed and delivered to the Trustee the Mortgage and Deed of Trust dated July 1, 1940 (the "1940 Mortgage") and seventy-three Supplemental Indentures thereto dated, respectively, July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1,
1958, April 1, 1959, December 20, 1967, January 15, 1969, November 1, 1969, June
1, 1970, November 15, 1970, May 1, 1974, April 15, 1975, April 16, 1975, May 28,
1975, February 1, 1976, November 23, 1976, July 26, 1977, September 27, 1977,
May 1, 1978, September 1, 1979, April 1, 1980, April 15, 1980, May 28, 1980,
June 9, 1980, December 1, 1980, July 28, 1981, August 1, 1981, March 1, 1982,
July 15, 1982, September 1, 1982, November 1, 1982, November 15, 1982, May 24,
1983, May 1, 1984, May 23, 1984, June 27, 1984, September 4, 1984, November 14,
1984, November 15, 1984, April 15, 1985, May 28, 1985, August 1, 1985, September
1, 1985, November 1, 1985, April 15, 1986, May 14, 1986, May 15, 1986, February
25, 1987, October 15, 1987, February 24, 1988, September 15, 1988, May 15, 1989,
June 13, 1989, October 15, 1989, January 1, 1990, June 1, 1990, August 1, 1990,
May 1, 1991, May 1, 1992, July 31, 1992, January 1, 1993, February 1, 1993, May
20, 1993, June 1, 1993, September 15, 1994, May 1, 1995, May 2, 1995, June 1,
1995, July 15, 1995 and August 1, 1995; and

     The 1940 Mortgage, as supplemented and modified by said Supplemental Indentures and by this Seventy-Fourth Supplemental Indenture, will be hereinafter collectively referred to as the "Indenture" and this Seventy-Fourth Supplemental Indenture will be hereinafter referred to as "this Supplemental Indenture"; and

     Pursuant to the provisions of the Indenture, the Company has issued 117 series of Bonds in the aggregate principal amount of $5,541,402,000, of which 79 series in the aggregate principal amount of $2,886,387,000 are no longer outstanding; and

     The Indenture provides among other things that the Company, from time to time, in addition to the Bonds authorized to be executed, authenticated and delivered pursuant to other provisions therein, may execute and deliver additional Bonds to the Trustee and the Trustee shall thereupon authenticate and deliver such Bonds to or upon the order of the Company; and

     The Company has determined to create pursuant to the provisions of the Indenture three new series of first mortgage bonds (collectively, the "Cleveland Electric Pledge Bonds"), to be pledged as security for the payment of principal of and interest on certain notes (as hereinafter defined), with such Cleveland Electric Pledge Bonds to have the denominations, rate of interest, date of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

     The Cleveland Electric Pledge Bonds are to be limited in aggregate principal amount to $575 million and are to be delivered to The Chase Manhattan Bank, as Note Trustee (hereinafter called the "Note Trustee") pursuant to an Indenture dated as of June 13, 1997, among the Company, The Toledo Edison Company and the Note Trustee, as amended and supplemented from time to time (hereinafter called the "Note Indenture") under which the Note Trustee will hold the Cleveland Electric Pledge Bonds, together with bonds issued by The Toledo Edison Company under the Forty-sixth Supplemental Indenture to an Indenture of Mortgage and Deed of Trust dated as of April 1, 1947 by and between The Toledo Edison Company and The Chase Manhattan Bank as Trustee ("Toledo Supplement," and those bonds, the "Toledo Edison Pledge Bonds"), as security for the payment of principal of and interest on three new series of notes to be issued in a private placement and three new series of notes that may be exchanged therefor pursuant to a registered exchange offer (hereinafter collectively called the "Notes"); and

     The Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Supplemental Indenture in the form hereof for the purposes herein provided; and

     All conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     That The Cleveland Electric Illuminating Company, in consideration of the premises and of the mutual covenants herein contained and of the sum of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the Trust under the Indenture, for the benefit of those who shall hold the Bonds and coupons, if any, issued and to be issued thereunder and under this Supplemental Indenture as hereinafter provided, as follows:

                                   ARTICLE I

                       CONFIRMATION OF 1940 MORTGAGE AND
                            SUPPLEMENTAL INDENTURES

     The 1940 Mortgage (as modified in Article V of the Supplemental Indenture dated December 1, 1947, Article V of the Supplemental Indenture dated May 1, 1954, Article V of the Supplemental Indenture dated March 1, 1958, Article V of the Supplemental Indenture dated January 15, 1969, Article III of the Supplemental Indenture dated November 23, 1976 and Article III of the Supplemental Indenture dated April 15, 1985) and the Supplemental Indentures dated July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1, 1958, April 1, 1959, December 20, 1967, January
15, 1969, November 1, 1969, June 1, 1970, November 15, 1970, May 1, 1974, April
15, 1975, April 16, 1975, May 28, 1975, February 1, 1976, November 23, 1976,
July 26, 1977, September 27, 1977, May 1, 1978, September 1, 1979, April 1,
1980, April 15, 1980, May 28, 1980, June 9, 1980, December 1, 1980, July 28,
1981, August 1, 1981, March 1, 1982, July 15, 1982, September 1, 1982, November
1, 1982, November 15, 1982, May 24, 1983, May 1, 1984, May 23, 1984, June 27,
1984, September 4, 1984, November 14, 1984, November 15, 1984, April 15, 1985,
May 28, 1985, August 1, 1985, September 1, 1985, November 1, 1985, April 15,
1986, May 14, 1986, May 15, 1986, February 25, 1987, October 15, 1987, February
24, 1988, September 15, 1988, May 15, 1989, June 13, 1989, October 15, 1989,
January 1, 1990, June 1, 1990, August 1, 1990, May 1, 1991, May 1, 1992, July
31, 1992, January 1, 1993, February 1, 1993, May 20, 1993, June 1, 1993,
September 15, 1994, May 1, 1995, May 2, 1995, June 1, 1995, July 15, 1995 and
August 1, 1995, respectively, are hereby in all respects confirmed.

                                   ARTICLE II
               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                        AND FORM OF BONDS OF 2000 SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Series due 2000" of the Company and hereinabove and hereinafter called the "Cleveland Electric Pledge Bonds due 2000". The Cleveland Electric Pledge Bonds due 2000 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Cleveland Electric Pledge Bonds due 2000 shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 or any multiple thereof.

     SECTION 3. The Cleveland Electric Pledge Bonds due 2000 shall be dated the date of authentication, shall mature July 1, 2000, and shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on such Cleveland Electric Pledge Bonds due 2000 then outstanding to equal the amount of interest payable on the same proportion of the Notes due 2000 (as defined below) then outstanding as those Cleveland Electric Pledge Bonds due 2000 are to the aggregate principal amount of (i) the Cleveland Electric Pledge Bonds due 2000 then outstanding and (ii) the Toledo Edison Pledge Bonds due 2000 issued pursuant to (and as defined in) the Toledo Supplement ("Toledo Edison Pledge Bonds due 2000") then outstanding. The ratio of the Cleveland Electric Pledge Bonds due 2000 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2000 then outstanding and Toledo Edison Pledge Bonds due 2000 then outstanding is hereinafter referred to as the "Cleveland Electric 2000 Ratio." The interest on the Cleveland Electric Pledge Bonds due 2000 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Cleveland Electric Pledge Bonds due 2000 duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Cleveland Electric Pledge Bonds due 2000, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on the Cleveland Electric Pledge Bonds due 2000 on any interest payment date, on the date of maturity and on any redemption date shall be computed on the same basis as the basis on which such interest is computed on the Secured Notes due 2000 provided for in the Note Indenture, which shall include the notes initially issued and any notes exchanged therefor pursuant to the terms of the
Note Indenture (either or both of such series of notes, the "Notes due 2000").

     The Cleveland Electric Pledge Bonds due 2000 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Cleveland Electric Pledge Bond due 2000 shall bear interest from the later of the date of initial authentication of the Cleveland Electric Pledge Bonds due 2000 or the most recent date to which interest has been paid or duly provided for until the principal of such Cleveland Electric Pledge Bond due 2000 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Cleveland Electric Pledge Bonds due 2000 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Cleveland Electric Pledge Bonds due 2000 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Cleveland Electric Pledge Bonds due 2000 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day which is not a business day, then such interest payment date shall be the next preceding business day.

     The initial interest rate on the Secured Notes due 2000, and therefore on the Cleveland Electric Pledge Bonds due 2000, is 7.19%. Under certain circumstances specified in a Registration Agreement dated as of June 11, 1997 among the Company, Toledo Edison and the Purchasers (as defined therein) of the Secured Notes, the interest rate on the Secured Notes due 2000, and therefore on the Cleveland Electric Pledge Bonds due 2000, will increase temporarily to 7.69%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Cleveland Electric Pledge Bond due 2000, shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2000.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Cleveland Electric Pledge Bonds due 2000 may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Cleveland Electric Pledge Bonds due 2000 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such bond for a period of 15 days before the mailing of the notice of redemption of any such bonds, (b) to register any transfer or make any exchange of any such bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article II with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Cleveland Electric Pledge Bond due 2000 is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Cleveland Electric Pledge Bonds due 2000 shall be redeemable only to the extent provided in this Article II, subject to the provisions contained in Article V of the Indenture and the form of Cleveland Electric Pledge Bond due 2000.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Cleveland Electric Pledge Bonds due 2000 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Cleveland Electric Pledge Bonds due 2000 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Cleveland Electric Pledge Bonds due 2000. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Cleveland Electric Pledge Bonds due 2000, the Trustee shall select the Cleveland Electric Pledge Bonds due 2000 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2000 shall be purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or if and when the principal of any Notes due 2000 shall be paid pursuant to the
Note Indenture, then there shall be deemed to have been paid a principal amount of the Cleveland Electric Pledge Bonds due 2000 then outstanding which bears the same ratio to the aggregate principal amount of Cleveland Electric Pledge Bonds due 2000 then outstanding as the principal amount of the Notes due 2000 so purchased or paid bears to the aggregate principal amount of the Notes due 2000 outstanding immediately before such purchase or payment; provided however, that such purchase or payment of Cleveland Electric Pledge Bonds due 2000 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2000 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2000 has been so made.

     SECTION 8. The Cleveland Electric Pledge Bonds due 2000 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Cleveland Electric Pledge Bonds due 2000 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2000 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Cleveland Electric Pledge Bonds due 2000 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Indenture shall have occurred and be continuing, and there has been a declaration of acceleration of the principal of the Cleveland Electric Pledge Bonds due 2000. The redemption of the Cleveland Electric Pledge Bonds due 2000 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. Any payment of interest on the Notes due 2000 shall be deemed to constitute payment of interest on the Cleveland Electric Pledge Bonds due 2000 in an amount equal to the amount of interest paid on the Notes due 2000 multiplied by the Cleveland Electric 2000

Ratio; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2000 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 10. Any Cleveland Electric Pledge Bonds due 2000 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 11. All Cleveland Electric Pledge Bonds due 2000 deemed to have been redeemed or paid in full as provided in Section 7 of this Article II shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Cleveland Electric Pledge Bond due 2000 shall be deemed to have been redeemed or paid as provided in said Section 7, the registered owner may, at its option, surrender such bond to the Trustee for cancellation, in which event the Trustee shall cancel such bond and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner one or more new fully registered Cleveland Electric Pledge Bonds due 2000 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 12. Cleveland Electric Pledge Bonds due 2000 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article II or for cancellation and execution, authentication and delivery of Cleveland Electric Pledge Bonds due 2000 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Cleveland Electric Pledge Bonds due 2000 under Section 11 of this Article II.

     SECTION 13. The aggregate principal amount of Cleveland Electric Pledge Bonds due 2000 which may be authenticated and delivered hereunder shall not exceed $175 million, except as otherwise provided in the Indenture.

     SECTION 14. The form of the fully registered Cleveland Electric Pledge Bonds due 2000, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                 [FORM OF FULLY REGISTERED BOND OF 2000 SERIES]

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                Incorporated under the laws of the State of Ohio
                      FIRST MORTGAGE BOND, SERIES DUE 2000
                                Due July 1, 2000

No.                                                                     $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                                        , or registered assigns,
the sum of                                          Dollars ($          ) or the
aggregate unpaid principal amount hereof (as shown on the Schedule of Payments hereon), whichever is less, on July 1, 2000, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable hereon to equal the amount of interest payable on the same proportion of the Notes due 2000 (hereinafter defined) then outstanding as this Cleveland Electric Pledge Bond due 2000 is to the aggregate principal amount of (i) the Cleveland Electric Pledge Bonds due 2000 then outstanding and (ii) the Toledo Edison Pledge Bonds due 2000 issued pursuant to the Forty-sixth Supplemental Indenture to an Indenture of Mortgage and Deed of Trust dated as of April 1, 1947 by and between The Toledo Edison Company and The Chase Manhattan Bank as Trustee ("Toledo Edison Pledge Bonds due 2000") then outstanding. The ratio of the Cleveland Electric Pledge Bonds due 2000 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2000 then outstanding and Toledo Edison Pledge Bonds due 2000 then outstanding is hereinafter referred to as the "Cleveland Electric 2000 Ratio." The interest on the Cleveland Electric Pledge Bonds due 2000 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter defined). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Series due 2000 (herein called the "Cleveland Electric Pledge Bonds due 2000") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $175 million, issued under and secured by the Indenture and described in the Seventy-Fourth Supplemental Indenture dated June 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Cleveland Electric Pledge Bonds due 2000 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of June 13, 1997, among the Company, The Toledo Edison Company and the Note Trustee, under which the Note Trustee holds the Cleveland Electric Pledge Bonds due 2000, together with the Toledo Edison Pledge Bonds due 2000, as a portion of the security for the payment of principal of and interest on the Secured Notes issued under the Note Indenture.

     If and when any Secured Notes due 2000 issued under the Note Indenture (herein called the "Notes due 2000") are purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or the principal of any Notes due 2000 is paid pursuant to the Note Indenture, then there shall be deemed to be paid a principal amount of the Cleveland Electric Pledge Bonds due 2000 then outstanding which bears the same ratio to the aggregate principal amount of Cleveland Electric Pledge Bonds due 2000 outstanding immediately before such purchase or payment as the principal amount of the Notes due 2000 so purchased or paid bears to the aggregate principal amount of the Notes due 2000 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Cleveland Electric Pledge Bonds due 2000 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2000 is given by the Company to the Trustee.

     Any payment of interest on the Notes due 2000 shall be deemed to constitute payment of interest on the Cleveland Electric Pledge Bonds due 2000 in an amount equal to the amount of interest paid on the Notes due 2000 multiplied by the Cleveland Electric 2000 Ratio; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2000 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Cleveland Electric Pledge Bonds due 2000 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Cleveland Electric Pledge Bonds due 2000 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of
Article II of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

     To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Cleveland Electric Pledge Bonds due 2000 of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Cleveland Electric Pledge Bonds due 2000 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:

                         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                         By ....................................................

Attest:

 .............................
          Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK,
                                                                         TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------


                     [END OF FORM OF FULLY REGISTERED BOND]

                                  ARTICLE III

               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                        AND FORM OF BONDS OF 2004 SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Series due 2004" of the Company and hereinabove and hereinafter called the "Cleveland Electric Pledge Bonds due 2004". The Cleveland Electric Pledge Bonds due 2004 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Cleveland Electric Pledge Bonds due 2004 shall be issued as fully registered Bonds only, without coupons, in the denomi nations of $1,000 or any multiple thereof.

     SECTION 3. The Cleveland Electric Pledge Bonds due 2004 shall be dated the date of authentication, shall mature July 1, 2004, and shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on such Cleveland Electric Pledge Bonds due 2004 then outstanding to equal the amount of interest payable on the same proportion of the Notes due 2004 (as defined below) then outstanding as those Cleveland Electric Pledge Bonds due 2004 are to the aggregate principal amount of (i) the Cleveland Electric Pledge Bonds due 2004 then outstanding and (ii) the Toledo Edison Pledge Bonds due 2004 issued pursuant to the Toledo Supplement then outstanding. The ratio of the Cleveland Electric Pledge Bonds due 2004 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2004 then outstanding and Toledo Edison Pledge Bonds due 2004 then outstanding is hereinafter referred to as the "Cleveland Electric 2004 Ratio." The interest on the Cleveland Electric Pledge Bonds due 2004 is payable on January 1 and July 1 in each year starting on July 1, 1997

(each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Cleveland Electric Pledge Bonds due 2004 duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Cleveland Electric Pledge Bonds due 2004, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on the Cleveland Electric Pledge Bonds due 2004 on any interest payment date, on the date of maturity and on any redemption date shall be computed on the same basis as the basis on which such interest is computed on the Secured Notes due 2004 provided for in the Note Indenture, which shall include the notes initially issued and any notes exchanged therefor pursuant to the terms of the Note Indenture (either or both of such series of notes, the "Notes due 2004").

     The Cleveland Electric Pledge Bonds due 2004 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Cleveland Electric Pledge Bond due 2004 shall bear interest from the later of the date of initial authentication of the Cleveland Electric Pledge Bonds due 2004 or the most recent date to which interest has been paid or duly provided for until the principal of such Cleveland Electric Pledge Bond due 2004 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Cleveland Electric Pledge Bonds due 2004 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Cleveland Electric Pledge Bonds due 2004 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the

Company to the registered owners of Cleveland Electric Pledge Bonds due 2004 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day which is not a business day, then such interest payment date shall be the next preceding business day.

     The initial interest rate on the Secured Notes due 2004, and therefore on the Cleveland Electric Pledge Bonds due 2004, is 7.67%. Under certain circumstances specified in a Registration Agreement dated as of June 11, 1997 among the Company, Toledo Edison and the Purchasers (as defined therein) of the Secured Notes, the interest rate on the Secured Notes due 2004, and therefore on the Cleveland Electric Pledge Bonds due 2004, will increase temporarily to 8.17%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Cleveland Electric Pledge Bond due 2004 shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2004.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Cleveland Electric Pledge Bonds due 2004 may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Cleveland Electric Pledge Bonds due 2004 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such bond for a period of 15 days before the mailing of the notice of redemption of any such bonds, (b) to register any transfer or make any exchange of any such bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article III with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Cleveland Electric Pledge Bond due 2004 is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Cleveland Electric Pledge Bonds due 2004 shall be redeemable only to the extent provided in this Article III, subject to the provisions contained in Article V of the Indenture and the form of Cleveland Electric Pledge Bond due 2004.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Cleveland Electric Pledge Bonds due 2004 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Cleveland Electric Pledge Bonds due 2004 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Cleveland Electric Pledge Bonds due 2004. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Cleveland Electric Pledge Bonds due 2004, the Trustee shall select the Cleveland Electric Pledge Bonds due 2004 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2004 shall be purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or if and when the principal of any Notes due 2004 shall be paid pursuant to the
Note Indenture, then there shall be deemed to have been paid a principal amount of the Cleveland Electric Pledge Bonds due 2004 then outstanding which bears the same ratio to the aggregate principal amount of Cleveland Electric Pledge Bonds due 2004 then outstanding as the principal amount of the Notes due 2004 so purchased or paid bears to the aggregate principal amount of the Notes due 2004 outstanding immediately before such purchase or payment; provided however, that such purchase or payment of Cleveland Electric Pledge Bonds due 2004 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2004 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2004 has been so made.

     SECTION 8. The Cleveland Electric Pledge Bonds due 2004 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Cleveland Electric Pledge Bonds due 2004 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2004 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Cleveland Electric Pledge Bonds due 2004 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Indenture shall have occurred and be continuing, and there has been a declaration of acceleration of the principal of the Cleveland Electric Pledge Bonds due 2004. The redemption of the Cleveland Electric Pledge Bonds due 2004 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. Any payment of interest on the Notes due 2004 shall be deemed to constitute payment of interest on the Cleveland Electric Pledge Bonds due 2004 in an amount equal to the amount of interest paid on the Notes due 2004 multiplied by the Cleveland Electric 2004 Ratio; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2004 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 10. Any Cleveland Electric Pledge Bonds due 2004 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 11. All Cleveland Electric Pledge Bonds due 2004 deemed to have been redeemed or paid in full as provided in Section 7 of this Article III shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Cleveland Electric Pledge Bond due 2004 shall be deemed to have been redeemed or paid as provided in said Section 7, the registered owner may, at its option, surrender such bond to the Trustee for cancellation, in which event the Trustee shall cancel such bond and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner one or more new fully registered Cleveland Electric Pledge Bonds due 2004 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 12. Cleveland Electric Pledge Bonds due 2004 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article III or for cancellation and execution, authentication and delivery of Cleveland Electric Pledge Bonds due 2004 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Cleveland Electric Pledge Bonds due 2004 under Section 11 of this Article III.

     SECTION 13. The aggregate principal amount of Cleveland Electric Pledge Bonds due 2004 which may be authenticated and delivered hereunder shall not exceed $280 million, except as otherwise provided in the Indenture.

     SECTION 14. The form of the fully registered Cleveland Electric Pledge Bonds due 2004, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                 [FORM OF FULLY REGISTERED BOND OF 2004 SERIES]

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                Incorporated under the laws of the State of Ohio
                      FIRST MORTGAGE BOND, SERIES DUE 2004
                                Due July 1, 2004
No.                                                                  $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                    , or registered assigns, the sum of                Dollars
($          ) or the aggregate unpaid principal amount hereof (as shown on the
Schedule of Payments hereon), whichever is less, on July 1, 2004, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable hereon to equal the amount of interest payable on the same proportion of the Notes due 2004 (hereinafter defined) then outstanding as this Cleveland Electric Pledge Bond due 2004 is to the aggregate principal amount of
(i) the Cleveland Electric Pledge Bonds due 2004 then outstanding and (ii) the Toledo Edison Pledge Bonds due 2004 issued pursuant to the Forty-sixth Supplemental Indenture to an Indenture of Mortgage and Deed of Trust dated as of April 1, 1947 by and between The Toledo Edison Company and The Chase Manhattan Bank as Trustee ("Toledo Edison Pledge Bonds due 2004") then outstanding. The ratio of the Cleveland Electric Pledge Bonds due 2004 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2004 then outstanding and Toledo Edison Pledge Bonds due 2004 then outstanding is hereinafter referred to as the "Cleveland Electric 2004 Ratio." The interest on the Cleveland Electric Pledge Bonds due 2004 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter defined). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Series due 2004 (herein called the "Cleveland Electric Pledge Bonds due 2004") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $280 million, issued under and secured by the Indenture and described in the Seventy-Fourth Supplemental Indenture dated June 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Cleveland Electric Pledge Bonds due 2004 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of June 13, 1997, among the Company, The Toledo Edison Company and the Note Trustee, under which the Note Trustee holds the Cleveland Electric Pledge Bonds due 2004, together with the Toledo Edison Pledge Bonds due 2004, as a portion of the security for the payment of principal and interest on the Secured Notes issued under the Note Indenture.

     If and when any Secured Notes due 2004 issued under the Note Indenture (herein called the "Notes due 2004") are purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or the principal of any Notes due 2004 is paid pursuant to the Note Indenture, then there shall be deemed to be paid a principal amount of the Cleveland Electric Pledge Bonds due 2004 then outstanding which bears the same ratio to the aggregate principal amount of Cleveland Electric Pledge Bonds due 2004 outstanding immediately before such purchase or payment as the principal amount of the Notes due 2004 so purchased or paid bears to the aggregate principal amount of the Notes due 2004 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Cleveland Electric Pledge Bonds due 2004 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2004 is given by the Company to the Trustee.

     Any payment of interest on the Notes due 2004 shall be deemed to constitute payment of interest on the Cleveland Electric Pledge Bonds due 2004 in an amount equal to the amount of interest paid on the Notes due 2004 multiplied by the Cleveland Electric 2004 Ratio; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2004 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Cleveland Electric Pledge Bonds due 2004 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Cleveland Electric Pledge Bonds due 2004 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of
Article III of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

     To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Cleveland Electric Pledge Bonds due 2004 of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Cleveland Electric Pledge Bonds due 2004 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:
                                      THE CLEVELAND ELECTRIC ILLUMINATING
                                      COMPANY

                                      By........................................
Attest:
 ...............................
           Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK,
                                                                         TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------


                     [END OF FORM OF FULLY REGISTERED BOND]

                                   ARTICLE IV

               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                        AND FORM OF BONDS OF 2007 SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, Series due 2007" of the Company and hereinabove and hereinafter called the "Cleveland Electric Pledge Bonds due 2007". The Cleveland Electric Pledge Bonds due 2007 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Cleveland Electric Pledge Bonds due 2007 shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 or any multiple thereof.

     SECTION 3. The Cleveland Electric Pledge Bonds due 2007 shall be dated the date of authentication, shall mature July 1, 2007, and shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on such Cleveland Electric Pledge Bonds due 2007 then outstanding to equal the amount of interest payable on the same proportion of the Notes due 2007 (as defined below) then outstanding as those Cleveland Electric Pledge Bonds due 2007 are to the aggregate principal amount of (i) the Cleveland Electric Pledge Bonds due 2007 then outstanding and (ii) the Toledo Edison Pledge Bonds due 2007 issued pursuant to the Toledo Supplement then outstanding. The ratio of the Cleveland Electric Pledge Bonds due 2007 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2007 then outstanding and Toledo Edison Pledge Bonds due 2007 then outstanding is hereinafter referred to as the "Cleveland Electric 2007 Ratio." The interest on the Cleveland Electric Pledge Bonds due 2007 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Cleveland Electric Pledge Bonds due 2007 duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Cleveland Electric Pledge Bonds due 2007, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on the Cleveland Electric Pledge Bonds due 2007 on any interest payment date, on the date of maturity and on any redemption date shall be computed on the same basis as the basis on which such interest is computed on the Secured Notes due 2007 provided for in the Note Indenture, which shall include the notes initially issued and any notes exchanged therefor pursuant to the terms of the Note Indenture (either or both of such series of notes, the "Notes due 2007").

     The Cleveland Electric Pledge Bonds due 2007 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Cleveland Electric Pledge Bond due 2007 shall bear interest from the later of the date of initial authentication of the Cleveland Electric Pledge Bonds due 2007 or the most recent date to which interest has been paid or duly provided for until the principal of such Cleveland Electric Pledge Bond due 2007 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Cleveland Electric Pledge Bonds due 2007 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Cleveland Electric Pledge Bonds due 2007 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Cleveland Electric Pledge Bonds due 2007 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day which is not a business day, then such interest payment date shall be the next preceding business day.

     The initial interest rate on the Secured Notes due 2007, and therefore on the Cleveland Electric Pledge Bonds due 2007, is 7.13%. Under certain circumstances specified in a Registration Agreement dated as of June 11, 1997 among the Company, Toledo Edison and the Purchasers (as defined therein) of the Secured Notes, the interest rate on the Secured Notes due 2007, and therefore on the Cleveland Electric Pledge Bonds due 2007, will increase temporarily to 7.63%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Cleveland Electric Pledge Bond due 2007, shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2007.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Cleveland Electric Pledge Bonds due 2007 may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Cleveland Electric Pledge Bonds due 2007 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such bond for a period of 15 days before the mailing of the notice of redemption of any such bonds, (b) to register any transfer or make any exchange of any such bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article III with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Cleveland Electric Pledge Bond due 2007 is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Cleveland Electric Pledge Bonds due 2007 shall be redeemable only to the extent provided in this Article III, subject to the provisions contained in Article V of the Indenture and the form of Cleveland Electric Pledge Bond due 2007.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Cleveland Electric Pledge Bonds due 2007 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Cleveland Electric Pledge Bonds due 2007 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Cleveland Electric Pledge Bonds due 2007. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Cleveland Electric Pledge Bonds due 2007, the Trustee shall select the Cleveland Electric Pledge Bonds due 2007 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2007 shall be purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture, or if and when the principal of any Notes due 2007 shall be paid pursuant to the
Note Indenture, then there shall be deemed to have been paid a principal amount of the Cleveland Electric Pledge Bonds due 2007 then outstanding which bears the same ratio to the aggregate principal amount of Cleveland Electric Pledge Bonds due 2007 then outstanding as the principal amount of the Notes due 2007 so purchased or paid bears to the aggregate principal amount of the

Notes due 2007 outstanding immediately before such purchase or payment; provided however, that such purchase or payment of Cleveland Electric Pledge Bonds due 2007 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2007 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2007 has been so made.

     SECTION 8. The Cleveland Electric Pledge Bonds due 2007 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Cleveland Electric Pledge Bonds due 2007 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2007 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Cleveland Electric Pledge Bonds due 2007 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Indenture shall have occurred and be continuing, and there has been a declaration of acceleration of the principal of the Cleveland Electric Pledge Bonds due 2007. The redemption of the Cleveland Electric Pledge Bonds due 2007 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. Any payment of interest on the Notes due 2007 shall be deemed to constitute payment of interest on the Cleveland Electric Pledge Bonds due 2007 in an amount equal to the amount of interest paid on the Notes due 2007 multiplied by the Cleveland Electric 2007 Ratio; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2007 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 10. Any Cleveland Electric Pledge Bonds due 2007 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 11. All Cleveland Electric Pledge Bonds due 2007 deemed to have been redeemed or paid in full as provided in Section 7 of this Article IV shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Cleveland Electric Pledge Bond due 2007 shall be deemed to have been redeemed or paid as provided in said Section 7, the registered owner may, at its option, surrender such bond to the Trustee for cancellation, in which event the Trustee shall cancel such bond and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner one or more new fully registered Cleveland Electric Pledge Bonds due 2007 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 12. Cleveland Electric Pledge Bonds due 2007 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article IV or for cancellation and execution, authentication and delivery of Cleveland Electric Pledge Bonds due 2007 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Cleveland Electric Pledge Bonds due 2007 under Section 11 of this Article IV.

     SECTION 13. The aggregate principal amount of Cleveland Electric Pledge Bonds due 2007 which may be authenticated and delivered hereunder shall not exceed $120 million, except as otherwise provided in the Indenture.

     SECTION 14. The form of the fully registered Cleveland Electric Pledge Bonds due 2007, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                 [FORM OF FULLY REGISTERED BOND OF 2007 SERIES]

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                Incorporated under the laws of the State of Ohio
                      FIRST MORTGAGE BOND, SERIES DUE 2007
                                Due July 1, 2007

No.                                                                     $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to

                                                        , or registered assigns,
the sum of                                          Dollars ($          ) or the
aggregate unpaid principal amount hereof (as shown on the Schedule of Payments hereon), whichever is less, on July 1, 2007, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable hereon to equal the amount of interest payable on the same proportion of the Notes due 2007 (hereinafter defined) then outstanding as this Cleveland Electric Pledge Bond due 2007 is to the aggregate principal amount of (i) the Cleveland Electric Pledge Bonds due 2007 then outstanding and (ii) the Toledo Edison Pledge Bonds due 2007 issued pursuant to the Forty-sixth Supplemental Indenture to an Indenture of Mortgage and Deed of Trust dated as of April 1, 1947 by and between The Toledo Edison Company and The Chase Manhattan Bank as Trustee ("Toledo Edison Pledge Bonds due 2007") then outstanding. The ratio of the Cleveland Electric Pledge Bonds due 2007 outstanding at any time to the aggregate principal amount of the Cleveland Electric Pledge Bonds due 2007 then outstanding and Toledo Edison Pledge Bonds due 2007 then outstanding is hereinafter referred to as the "Cleveland Electric 2007 Ratio." The interest on the Cleveland Electric Pledge Bonds due 2007 is payable on January 1 and July 1 in each year starting on July 1, 1997 (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter defined). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Series due 2007 (herein called the "Cleveland Electric Pledge Bonds due 2007") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $120 million, issued under and secured by the Indenture and described in the Seventy-Fourth Supplemental Indenture dated June 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Cleveland Electric Pledge Bonds due 2007 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of June 13, 1997, among the Company, The Toledo Edison Company and the Note Trustee, under which the Note Trustee holds the Cleveland Electric Pledge Bonds due 2007, together with the Toledo Edison Pledge Bonds due 2007, as a portion of the security for the payment of principal of and interest on the Secured Notes issued under the Note Indenture.

     If and when any Secured Notes due 2007 issued under the Note Indenture (herein called the "Notes due 2007") are purchased and surrendered to the Note Trustee for cancellation pursuant to the Note Indenture or the principal of any Notes due 2007 is paid pursuant to the Note Indenture, then there shall be deemed to be paid a principal amount of the Cleveland Electric Pledge Bonds due 2007 then outstanding which bears the same ratio to the aggregate principal amount of Cleveland Electric Pledge Bonds due 2007 outstanding immediately before such purchase or payment as the principal amount of the Notes due 2007 so purchased or paid bears to the aggregate principal amount of the Notes due 2007 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Cleveland Electric Pledge Bonds due 2007 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2007 is given by the Company to the Trustee.

     Any payment of interest on the Notes due 2007 shall be deemed to constitute payment of interest on the Cleveland Electric Pledge Bonds due 2007 in an amount equal to the amount of interest paid on the Notes due 2007 multiplied by the Cleveland Electric 2007 Ratio; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2007 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Cleveland Electric Pledge Bonds due 2007 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Cleveland Electric Pledge Bonds due 2007 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of
Article IV of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

     To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered bond or bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Cleveland Electric Pledge Bonds due 2007 of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Cleveland Electric Pledge Bonds due 2007 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:

                         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                         By ....................................................

Attest:

 .............................
          Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK,
                                                                         TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------


                     [END OF FORM OF FULLY REGISTERED BOND]

                                   ARTICLE V
                                  THE TRUSTEE

     SECTION 1. The Trustee hereby accepts the trusts hereby declared and provided upon the terms and conditions in the Indenture set forth and upon the terms and conditions set forth in this Article V.

     SECTION 2. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate.

     SECTION 3. For purposes of this Supplemental Indenture (a) the Trustee may conclusively rely and shall be protected in acting upon the written demand from, or certificate of, any agency duly appointed by resolution of the Board of Directors of the Company or any officers' certificate or opinion of counsel, as to the truth of the statements and the correctness of the opinions expressed therein, without independent investigation or verification thereof, subject to
Article XIII of the Indenture and (b) a written demand from, or certificate of, an agency of the Company shall mean a written demand or certificate executed by the president, any vice president or any trust officer of, or any other person authorized to act for, such agency, as such.

     SECTION 4. The Company shall cause any agency of the Company, other than the Trustee, which it may appoint from time to time to act as such agency in respect of the Cleveland Electric Pledge Bonds, to execute and deliver to the Trustee an instrument in which such agency shall:

          (a) Agree to keep and maintain, and furnish to the Trustee from time to time as reasonably requested by the Trustee, appropriate records of all transactions carried out by it as such agency and to furnish the Trustee such other information and reports as the Trustee may reasonably require;

          (b) Certify that it is eligible for appointment as such agency and agree to notify the Trustee promptly if it shall cease to be so eligible; and

          (c) Agree to indemnify the Trustee, in a manner satisfactory to the Trustee, against any loss, liability or expense incurred by, and defend any claim asserted against, the Trustee by reason of any acts or failures to act as such agency, except for any liability resulting from any action taken by it at the specific direction of the Trustee;

provided, however, that the Company, in lieu of causing any such agency to furnish such an instrument, may make such other arrangements with the Trustee in respect of any such agency as shall be satisfactory to the Trustee.

     SECTION 5. The Trustee shall advise the Company in writing of the receipt of any notification provided for in or any cancellation made pursuant to Sections 7, 8, 9, 10 and 11 of Articles II, III and IV of this Supplemental Indenture.

     SECTION 6. For purposes of the Original Indenture, the Supplemental Indenture and the Cleveland Electric Pledge Bonds, the Trustee is permitted to assume for all purposes that the rates of interest on the Cleveland Electric Pledge Bonds are the applicable initial interest rates expressed in this Supplemental Indenture until such time as the Company shall deliver an Officers' Certificate stating a change in the interest rates and the dates from which such rates shall be effective. Upon receipt of such an Officers' Certificate, the Trustee is permitted to assume for all purposes that the rates of interest on the Cleveland Electric Pledge Bonds are as set forth in such Officers' Certificate until such time as such Officers' Certificate shall be superseded by a subsequent Officers' Certificate delivered pursuant to this Section 6, in which case, the Trustee is permitted to assume for all purposes that the rates of interest on the Cleveland Electric Pledge Bonds are those set forth in the most current Officers' Certificate delivered pursuant to this Section 6. Absent the receipt by it of an Officers' Certificate specifying a change in interest rates pursuant to this Supplemental Indenture and the Cleveland Electric Pledge Bonds, the Trustee shall not be charged with having had knowledge of such change in rates of interest regardless of any notice it may receive or knowledge it may have in its capacity as Note Trustee.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                                   EXECUTION

     IN WITNESS WHEREOF, said The Cleveland Electric Illuminating Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or an Assistant Secretary, and said The Chase Manhattan Bank, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents or one of its Corporate Trust Officers, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by one of its Assistant Secretaries, all as of the day and year first above written.

     This page contains information as to recording and filing which was not set forth in this Supplemental Indenture at the time of execution. This page is not a part of this Supplemental Indenture.

                           RECORDING AND FILING DATA

     This Supplemental Indenture was filed for record and recorded in the record of mortgages in the offices of the Recorders of the following Counties:

     COUNTY         VOLUME           PAGE           FILED FOR RECORD
------------------------------- --------------- -------------------------
Ohio
  Ashtabula
  Cuyahoga
  Geauga
  Lake
  Lorain
  Ottawa
  Portage                                                   June 17, 1997
  Stark
  Summit
  Trumbull
Pennsylvania
  Warren
  Beaver



     This Supplemental Indenture was filed for record and recorded in the Registered Land Department of the offices of the Recorders of the following Counties in the State of Ohio

                                   FILED FOR
     COUNTY     DOCUMENT NUMBER     RECORD
------------------------------- ---------------
   Cuyahoga
   Lake                          June 17, 1997

     An amendment to a previously filed financing statement and a counterpart of this Supplemental Indenture were filed in the office of the Secretary of the Commonwealth of Pennsylvania on June 17, 1997 under original file number 13451763, microfilm number 18111533, to comply with the filing requirements of the Pennsylvania enactment of the Uniform Commercial Code.